                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Nos. 333-41027 and 333-41899.

                                    /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
March 25, 1998